CONTRATO DE ARRENDAMIENTO

CONTRATO DE ARRENDAMIENTO QUE CELEBRAN POR UNA PARTE BANCO BILBAO VIZCAYA-MEXICO, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, DIVISION FIDUCIARIA, EN SU CARACTER DE FIDUCIARIO DEL FIDEICOMISO DENOMINADO SUBMETROPOLI DE TIJUANA, REPRESENTADO POR AURELIO SERGIO TORRES RODRIGUEZ Y BERTHA LETICIA DEL RIO MARTINEZ (**EN ADELANTE DENOMINADOS EL "ARRENDADOR"**), CON LA COMPARECENCIA DE EL FLORIDO CALIFORNIA, S.A. DE C.V. REPRESENTADA POR GEORGINA SERRANO DE ROMERO Y JOSE LUIS NORIEGA BALCARCEL EN SU CALIDAD DE FIDEICOMISARIOS DEL FIDEICOMISO SUBMETROPOLI DE TIJUANA (**EN ADELANTE DENOMINADOS "EL FLORIDO"**) Y POR LA OTRA ENSATEC, S.A. DE C.V., REPRESENTADA EN ESTE ACTO POR EL SR. C.P. JOSÉ DE JESUS CALLEROS (**EN ADELANTE DENOMINADA EL "ARRENDATARIO"**), DE CONFORMIDAD CON LAS SIGUIENTES DECLARACIONES Y CLAUSULAS:

D E C L A R A C I O N E S

I. El ARRENDADOR declara:

a) Que el 5 de diciembre de 1974, constituyó un fideicomiso de administración y traslativo de dominio en relación a un terreno con una superficie de 2,292.835 hectáreas, que consecuentemente fue formalizado el 18 de septiembre de 1975, ante la presencia del Notario Público Número 31 del Distrito Federal, como se demuestra con la escritura pública número 112,091, de fecha 18 de septiembre de 1975, la cual fue debidamente inscrita en el Registro Publico de la Propiedad y del Comercio de la Ciudad de Tijuana, Baja California, bajo la partida número 39,965, foja 242, del volumen 123, primera sección. Para facilidad de referencia a dicho fideicomiso se le denominará **"Fideicomiso Submetropoli de Tijuana".**

b) Que los fideicomisarios del Fideicomiso Submetropoli de Tijuana acordaron ceder sus intereses respecto a dicho fideicomiso en favor de El Florido, como se demuestra en la escritura pública número 82,550, de fecha del 28 de noviembre de 1985, otorgada ante la presencia del Notario Público número 54 del Distrito Federal, la cual fue debidamente inscrita en el Registro Publico de la Propiedad y del Comercio de la Ciudad de Tijuana, Baja California, bajo la partida numero 17,810, volumen 32, Sección Segunda Auxiliar de Comercio.

c) Que el 17 de junio de 1997, El Florido sustituyó a Nacional Financiera, S.A., como fiduciario del Fideicomiso Submetropoli de Tijuana por Banco Bilbao Vizcaya-México, Sociedad Anónima, Institución de Banca Múltiple, Grupo Financiero BBV – Probursa, División Fiduciaria, como se demuestra en la escritura pública número 3,705, de fecha 17 de junio de 1997, otorgada ante la presencia del Notario Público

número 7 de Tijuana, Baja California, la cual fue debidamente inscrita en el Registro Publico de la Propiedad y del Comercio de la Ciudad de Tijuana, Baja California, bajo la partida número 5110624, Sección Civil.

d) Que dentro de los inmuebles que forman parte del Fideicomiso Submetropoli de Tijuana se encuentra el Lote 2A con domicilio oficial el ubicado en la Calle Colinas 11730 del Fraccionamiento Parque Industrial El Florido, Sección Colinas, Delegación La Presa, con clave catastral FD930002, mismo que cuenta con una superficie de 11,760.46 metros cuadrados que equivale a 126,598.58 pies cuadrados (incluyendo un área plana de 10,791.55 metros cuadrados), en la cual el Arrendador construirá una nave industrial de 51,505.74 pies cuadrados (en lo sucesivo el **"Sitio de Construcción"**).

e) Que celebra este contrato de acuerdo a las instrucciones recibidas por El Florido y que sus representantes legales tienen la capacidad para celebrar este Contrato como se demuestra con el poder que se anexa al presente como **Anexo "A".**

f) Que el Inmueble Arrendado, según se define en este contrato, cuenta con la infraestructura necesaria de servicios públicos, incluyendo energía eléctrica, agua, drenaje y líneas telefónicas, y puede ser utilizado para el establecimiento de industria ligera, como se demuestra con la opinión técnica de uso de suelo emitida por la Dirección General de Desarrollo Urbano y Ecología del Municipio de Tijuana, misma que se agrega como **Anexo "B"**.

II. EL FLORIDO CALIFORNIA, S.A. DE C.V. declara:

a) Que es una sociedad mercantil constituida de conformidad con la Ley General de Sociedades Mercantiles mediante escritura pública número 82,542, de fecha 27 de noviembre de 1985, otorgada ante el Notario Público número 54 de la ciudad de México, Distrito Federal, el 27 de noviembre de 1985, e inscrita en el Registro Público de la Propiedad y del Comercio de la Ciudad de Tijuana Baja California, bajo la partida número 17,323, volumen 31, Sección Segunda Auxiliar de Comercio.

b) Que está debidamente representada en este acto por la Dra. Georgina Serrano de Romero y el Sr. José Luis Noriega Balcárcel, quienes tienen facultades suficientes para girar instrucciones al Arrendador a celebrar el presente contrato y que comparecen para ratificar las instrucciones de El Florido al Arrendador para la celebración de este contrato, como se desprende de los documentos que forman parte del **Anexo "A"**.

III. El ARRENDATARIO declara:

a) Que es una sociedad mercantil constituida de conformidad con la Ley General de Sociedades Mercantiles, mediante escritura pública número 23,316, de fecha 2 de octubre de 1985, otorgada ante el Notario Público número 6 de la ciudad de

Tijuana, Baja California, la cual fue debidamente inscrita en el Registro Público de la Propiedad y del Comercio de la Ciudad de Tijuana, Baja California, bajo la partida número 17662, volumen 32, Sección Segunda Auxiliar Comercio, como se demuestra en el documento que se agrega al presente como **Anexo "C"**.

b) Que está debidamente representada en este acto por el Sr. C.P. José de Jesús Calleros, quien tiene facultades suficientes para celebrar el presente contrato como se desprende del documento que se agrega como **Anexo "C"**.

c) Que es su deseo tomar en arrendamiento del Arrendador el Inmueble Arrendado, según se define mas adelante.

Habiendo declarado lo anterior, las partes convienen en las siguientes:

C L A U S U L A S

PRIMERA. ARRENDAMIENTO Y ENTREGA:

El Arrendador otorga en arrendamiento al Arrendatario y el Arrendatario toma en arrendamiento del Arrendador el Inmueble Arrendado, según se define mas adelante.

SEGUNDA. CONSTRUCCION DEL EDIFICIO:

El Arrendador, a su propia costa, construirá un edificio industrial y ciertas mejoras al mismo en el Sitio de Construcción (en lo sucesivo el "**Edificio**") de conformidad con los planos, especificaciones y calendario de obra que serán aprobados por las partes con posterioridad a la firma del presente contrato y se agregarán al presente como **Anexo "D"**. Se agregan planos preliminares del Edificio y las especificaciones generales para edificios del Arrendador como **Anexo "D"** y serán utilizados como guía para la preparación de tales planos, especificaciones y calendario de obra. Para facilidad de referencia en lo sucesivo el Sitio de Construcción y el Edificio serán denominados conjuntamente el "**Inmueble Arrendado**".

TERCERA. ENTREGA Y ACEPTACION DEL EDIFICIO:

3.1. El Arrendador conviene que la construcción del Edificio deberá de terminar en o antes del 31 de julio del 2000. Una vez concluida, el Arrendador deberá notificar al Arrendatario que la construcción del Edificio ha terminado con el objeto de que el Arrendatario realice una inspección del Edificio y determine si éste cumple con los requisitos establecidos en el **Anexo "D"**.

3.2. La inspección del Arrendatario deberá de realizarse dentro de los cuatro (4) días hábiles siguientes a la notificación por escrito del Arrendador. Si el Arrendatario determina que el Inmueble Arrendado cumple con los requisitos establecidos en el **Anexo "D"**, el Arrendatario deberá, dentro este término de cuatro (4) días, expedir un certificado de aceptación en los términos establecidos en el **Anexo "E"** (en lo sucesivo el **"Certificado de Aceptación"**).

3.3. Si el Arrendatario estima que el Edificio no cumple con lo establecido en el **Anexo "D"**, el Arrendatario deberá, dentro del termino establecido de cuatro (4) días, entregar al Arrendador una lista de los puntos pendientes para revisión y corrección por el Arrendador. Una vez recibida dicha notificación, el Arrendador deberá realizar prontamente las correcciones necesarias al Edificio debiendo notificar al Arrendatario una vez que las correcciones hayan sido efectuadas. El Arrendatario tendrá entonces cuatro (4) días hábiles para realizar una nueva inspección del Edificio y, dentro de este período de cuatro (4) días hábiles, notificar al Arrendador de cualquier corrección adicional, o expedir el Certificado de Aceptación.

3.4. El Arrendatario conviene que, si no emite una respuesta en relación a la inspección del Edificio dentro del período de cuatro (4) días hábiles establecido en los párrafos anteriores, el Edificio se considerará aceptado por el Arrendatario en la fecha que concluyó el período de cuatro (4) días hábiles, y no se requerirá Certificado de Aceptación. El Arrendatario acuerda que no detendrá la expedición del Certificado de Aceptación en el supuesto que la lista de puntos pendientes se refiera a detalles cosméticos menores que no representen mas del uno por ciento (1%) de las especificaciones de la construcción establecidas en el **Anexo "D"**, en el entendido de que, el Arrendador se compromete a corregir dichos trabajos a la satisfacción del Arrendatario.

3.5. En caso de que surja una controversia entre el Arrendador y el Arrendatario en relación a la construcción del Edificio que no pueda ser resuelta, el Arrendador y el Arrendatario acuerdan que designarán conjuntamente a un ingeniero tercero para que revise el punto en controversia y emita una opinión a las partes que será obligatoria para ellas. En caso de que sea necesario que el Arrendador realice correcciones, el Arrendador deberá realizarlas para entregar el Edificio de acuerdo a lo establecido en el **Anexo "D"**; no obstante, en caso de que el Edificio se encuentre de conformidad con lo establecido en el **Anexo "D"**. el ingeniero tercero estará facultado para expedir el Certificado de Aceptación y el Edificio se considerará aceptado para todos efectos por el Arrendatario al final del período de cuatro (4) días hábiles siguientes a la fecha en la cual el Arrendador haya notificado al Arrendatario la terminación del Edificio o de cualquier trabajo de corrección, según sea el caso.

CUARTA. MEJORAS DEL ARRENDATARIO:

4.1. El Arrendatario, a su propia costa, podrá instalar o construir mejoras adicionales (en lo sucesivo las **"Mejoras del Arrendatario"**) y el Arrendatario podrá modificar éstas mejoras, siempre y cuando no dañen la estructura del Inmueble Arrendado y cuente con la autorización previa y por escrito del Arrendador para su construcción, la cual no será negada ni detenida sin razón justificada.

4.2. Respecto a la construcción de cualesquier Mejoras del Arrendatario, el Arrendatario conviene en indemnizar y sacar en paz y a salvo al Arrendador en relación a cualquier demanda o reclamación por cualesquier terceros, incluyendo proveedores, contratistas y autoridades gubernamentales, tales como el Instituto Mexicano del Seguro Social, el Fondo Nacional de la Vivienda para los Trabajadores, la Secretaría de Hacienda y Crédito Público y la Secretaría de Finanzas del Estado, así como en relación a cualesquier responsabilidad civil derivada del incumplimiento por el Arrendatario de cualesquiera de sus obligaciones derivadas de la construcción de cualesquier Mejoras del Arrendatario.

QUINTA. USO DEL INMUEBLE ARRENDADO:

El Arrendatario se obliga a destinar el Inmueble Arrendado exclusivamente para realizar actividades industriales ligeras, consistentes en oficina general, almacén, manufactura, depósito, servicios, reparaciones, ingeniería, ventas, demostración de productos, entrenamiento de empleados y clientes, almacén auxiliar, estacionamiento de vehículos, y cualquier otro uso relacionado con la manufactura, almacenaje y servicios de oficina, y para ningún otro uso si no cuenta con la autorización por escrito del Arrendador. Durante el Término del Arrendamiento, como se define mas adelante, el Arrendatario no realizará ni permitirá a persona alguna realizar ningún acto en el Inmueble Arrendado que vaya en contra de cualquier ley, estatuto, ordenamiento, restricción o reglamento.

SEXTA. TERMINO DEL ARRENDAMIENTO, PERMISOS, AUTORIZACIONES Y LICENCIAS:

6.1. El término inicial de este arrendamiento será de diez (10) años (en lo sucesivo el **"Término del Arrendamiento"**). El Término del Arrendamiento comenzará a partir de la expedición del Certificado de Aceptación (en lo sucesivo la **"Fecha de Inicio del Arrendamiento"**)

6.2. El Arrendatario tendrá derecho a renovar el Término del Arrendamiento por dos períodos consecutivos de 5 años cada uno. El Arrendatario ejercitará su derecho de extender el Término del Arrendamiento por medio de notificación escrita entregada al Arrendador en el domicilio señalado en este contrato

cuando menos seis (6) meses antes de la expiración del Término del Arrendamiento, o de la primera renovación de cinco (5) años. El derecho de prórroga está condicionado a que el Arrendatario se encuentre en cumplimiento con este contrato.

SEPTIMA. RENTA:

7.1. A partir de la Fecha de Inicio del Arrendamiento, el Arrendatario se obliga a pagar al Arrendador como renta mensual la suma de $0.35 dólares, (treinta y cinco centavos, moneda del Curso Legal de los Estados Unidos de América) por pié cuadrado por mes, que equivale a la cantidad de $ 18,027.00 Dólares, (Dieciocho mil veintisiete dólares 00/100 Moneda del Curso Legal de los Estados Unidos de América). La renta mensual estará sujeta a incrementos en cada aniversario de la Fecha del Inicio del Arrendamiento a razón del 3%.

7.2. Los pagos mensuales antes mencionados serán efectuados en moneda de curso legal de los Estados Unidos de América en el Inmueble Arrendado. Cada pago de renta se realizará por adelantado durante los primeros (5) cinco días hábiles de cada mes. En caso que la renta no pueda pagarse en dólares de los Estados Unidos de América, el Arrendatario conviene en la renta en pesos moneda nacional, en una cantidad de pesos suficiente para adquirir dólares de los Estados Unidos de América al tipo de cambio en vigor en Tijuana, Baja California en la fecha en que la renta sea pagada. El tipo de cambio será aquel ofrecido para la venta de dólares de los Estados Unidos de América por cualesquiera de los siguientes bancos: Banco Nacional de México, S.A., Institución de Banca Múltiple integrante de Grupo Financiero Banamex Accival; Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero y Banco Bilbao Vizcaya – México, S.A., Institución de Banca Múltiple Grupo Financiero BBV – Probursa.

7.3. El Arrendatario pagará el Impuesto al Valor Agregado que corresponda al pago mensual de la renta en moneda de curso legal de los Estados Unidos de América o su monto equivalente en Pesos como quedó establecido en el párrafo anterior, y el Arrendador deberá expedir la factura correspondiente.

7.4. En caso de que el Arrendatario no realice el pago de la renta dentro del término de cinco días hábiles señalado en el párrafo 7.2., el Arrendatario deberá pagar al Arrendador un interés moratorio del veinticinco por ciento (25%) anual sobre el monto total adeudado de la renta hasta la fecha en que se efectúe el pago.

7.5. Si el día de inicio del arrendamiento es un día distinto al primer día del mes, la cantidad correspondiente al primer pago mensual será prorrateada con base en el tiempo durante el cual el Inmueble Arrendado fue ocupado por el Arrendatario, y la cantidad correspondiente al ultimo pago de la renta será prorrateada con

base en el tiempo durante el cual el Inmueble Arrendado fue ocupado por el Arrendatario hasta en tanto concluya el Término del Arrendamiento.

7.6. A la fecha de firma del presente contrato, el Arrendatario ha entregado al Arrendador un mes de renta que será aplicado a la renta para el primer mes del Término del Arrendamiento.

OCTAVA. SERVICIOS, TARIFAS DE SERVICIOS E IMPUESTOS:

8.1. El Inmueble Arrendado tendrá la infraestructura necesaria para el abastecimiento de servicios públicos, incluyendo agua, energía eléctrica y teléfono. El Arrendador proporcionará toda la documentación necesaria para que el Arrendatario pueda contratar dichos servicios. El Arrendatario deberá contratar y pagar todos los servicios públicos en el Inmueble Arrendado. En relación a la energía eléctrica, el Arrendatario reconoce que el Arrendador ha pagado cuotas de energía eléctrica a la Comisión Federal de Electricidad ("CFE") para la disponibilidad de KVA de energía dentro del Parque Industrial El Florido, Sección Colinas en donde se encuentra el Inmueble Arrendado. En caso que el Arrendatario necesite KVA de energía, el Arrendador proporcionará parte de los KVA designados al Arrendador por la Comisión Federal de Electricidad al costo del Arrendador en Dólares de los Estados Unidos de América hasta por 500 KVA. Otras cuotas de conexión y depósitos deberán ser pagados directamente a la Comisión Federal de Electricidad por el Arrendatario.

8.2. A partir de la Fecha de Inicio del Arrendamiento y durante el Termino del Arrendamiento, el Arrendatario deberá pagar los cargos y cobros por los servicios públicos, incluyendo energía eléctrica, gas, teléfono, agua y drenaje. El Arrendatario pagará también (mediante reembolso), el Impuesto Predial. Durante los dos (2) primeros meses de cada año, el Arrendador deberá entregar al Arrendatario copia de los recibos de pago del Impuesto Predial correspondientes y facturas por el monto que correspondan, incluyendo el Impuesto al Valor Agregado, para que sea reembolsado por el Arrendatario.

NOVENA. CESION DE DERECHOS Y SUBARRENDAMIENTO:

9.1 El Arrendatario no podrá subarrendar el Inmueble Arrendado ni ceder sus derechos y obligaciones derivadas de este contrato, a menos que obtenga consentimiento previo y por escrito del Arrendador, mismo que no será negado sin razón justificada. La cesión de derechos y obligaciones o el subarrendamiento no liberan al Arrendatario o al Garante, según se define mas adelante, de la obligaciones derivadas de este contrato, y el Arrendatario y Garante quedarán obligados frente al Arrendador solidariamente respecto al cumplimiento de dichas obligaciones.

9.2 El Arrendador tendrá el derecho para transferir o ceder, de tiempo en tiempo, todos o cualesquiera de los derechos y obligaciones de Arrendador descritos en este contrato o cualquier interés que tenga en el mismo, sin el consentimiento del Arrendatario, con la condición de que dicha cesión no menoscabe cualquiera de los derechos del Arrendatario y siempre y cuando el Arrendador permanezca responsable por todas sus obligaciones bajo este contrato de arrendamiento. En caso de que se realice dicha cesión, el Arrendatario no podrá disminuir o retener ningún pago de renta estipulado bajo el presente contrato oponiendo contra dicho cesionario cualquier defensa, retención de rentas, o contrademanda que el Arrendatario pudiera tener en contra el Arrendador o cualesquiera de sus filiales. El Arrendatario específicamente renuncia a la retención del pago de rentas o cualquier medida preventiva para garantizar el pago de una demanda conforme a lo previsto en el Código de Procedimientos Civiles.

DECIMA. SUBORDINACIÓN

Durante el Termino del Arrendamiento, el Arrendador tendrá el derecho de gravar su interés en el Inmueble Arrendado o en este contrato para cualquier propósito que estime conveniente, y el Arrendatario deberá y por el presente efectivamente subordina su interés en este contrato y en el Inmueble Arrendado a dicho gravamen; sin embargo, en el caso en que dicho gravamen sea ejecutado judicialmente, el tenedor del gravamen acordará respetar este contrato y aceptar el desempeño por el Arrendatario de sus obligaciones bajo el presente. El Arrendatario celebrará cualquier contrato que pueda ser requerido por el Arrendador en la confirmación de dicha subordinación y proporcionará, sin limitación, cualquier tipo de información financiera, constancias y certificaciones que le sean requeridas por cualquier institución financiera, bancos, fiduciaria, o de seguros, o cualquier otra institución reconocida otorgante de prestamos.

DECIMO PRIMERA. MANTENIMIENTO Y REPARACIONES:

11.1. El Arrendador garantiza que el Inmueble Arrendado está libre de cualquier defecto en la construcción. El Arrendador deberá, durante todo el término del Arrendamiento, dar mantenimiento y reparar por su cuenta y el techo (azotea), la integridad de la estructura del techo, columnas, losa del piso, muros exteriores y cimientos, en el entendido de que, si los daños son causados a la estructura o cualquier otro elemento del Inmueble Arrendado como resultado de negligencia por parte Arrendatario, incluyendo, pero no limitando a, los representantes, agentes, invitados, contratistas y/o proveedores del Arrendatario, el Arrendatario será responsable por la reparación de cualquier estructura del Inmueble Arrendado.

11.2. El Arrendatario durante el Término del Arrendamiento se obliga a dar mantenimiento y reparar el Inmueble Arrendado, incluyendo pisos, ventanas, vidrios, puertas, rampas para carga y descarga, la pintura de las paredes internas y externas, la plomería normal, áreas verdes, aire acondicionado y sistema de ventilación, iluminación, instalación eléctrica y en general, todo lo que no se considere una reparación estructural de conformidad con la establecido en el párrafo anterior. Todas las reparaciones realizadas por el Arrendatario deben ser iguales en cantidad y calidad al trabajo original. El Arrendatario conservará todas las partes del Inmueble Arrendado en forma limpia y ordenada y el Arrendador transferirá todas las garantías sobre el Inmueble Arrendado al Arrendatario, según corresponda.

11.3. En caso de que el Arrendatario incumpla con su obligación de mantener y reparar el Inmueble Arrendado, el Arrendador podrá realizar el mantenimiento y reparación según se requiera y, en este caso, el Arrendatario deberá reembolsar al Arrendador dentro de un plazo de quince (15) días de calendario siguientes a la entrega de la factura al Arrendatario aquellos gastos que haya incurrido el Arrendador en realizar dichas reparaciones o mantenimiento. En caso de que el Arrendatario no pague la factura de mantenimiento o reparación que haya pagado el Arrendador, El Arrendatario deberá de pagar interés moratorio a la tasa especificada en la cláusula 7.4. de este contrato sobre el total del monto pagado por el Arrendador.

11.4. El Arrendador será responsable durante todo el tiempo por los defectos y vicios ocultos en el techo, columnas, pisos, muros exteriores, muros de contención, líneas de drenaje y demás infraestructura del Inmueble Arrendado.

DECIMA SEGUNDA. SEGURO:

12.1. Durante el Termino del Arrendamiento, El Arrendatario se compromete en obtener y mantener vigentes las siguientes pólizas.

(a) contra terceros de cobertura amplia contra lesiones personales, muerte o daño en propiedad que ocurra dentro o en las inmediaciones del Inmueble Arrendado. Dicho seguro deberá cubrir una cantidad no inferior a $1,000,000.00 dólares (Un Millón 00/100 dólares, moneda de curso legal de los Estados Unidos de América), póliza que deberá cubrir lesiones personales y daños en propiedad.

(b) contra pérdida o daño por causa de incendio, relámpago, aeronaves que se desplomen, humo, tormenta, sismo, granizo, daños de vehículos, erupción volcánica, huelga, conmoción civil, vandalismo, motín, daño intencional, inundación, y cualquier otro siniestro cubierto generalmente por el seguro de cobertura amplia, por un monto que cubra el costo de reconstrucción total del

Inmueble Arrendado, incluyendo edificios y mejoras (excluyendo cualesquier Mejoras del Arrendatario), cimientos y excavaciones del mismo. Este seguro cubrirá daños por lo menos de $1,200,000.00 dólares (Un Millón Doscientos Mil 00/100 dólares, moneda de curso legal de los Estados Unidos de América).

(c) contra el riesgo de interrupción de rentas por un período de un año como resultado de cualquier siniestro a favor del Arrendador.

12.2. Todas las pólizas, que deberán ser obtenidas en los términos del párrafo anterior, y cualquier otra póliza que se requiera conforme a este contrato deberá designar al Arrendador como un beneficiario adicional y establecer que no será efectiva ninguna cancelación a menos que al Arrendador se le notifique con treinta (30) días de anticipación. El Arrendatario deberá proporcionar al Arrendador un certificado que acredite el cumplimiento de haber obtenido las pólizas de seguros conforme a esta cláusula.

12.3. El Arrendatario se obliga a obtener los seguros indicados en los párrafos anteriores de una empresa aseguradora calificada, financieramente solvente y debidamente autorizada para asegurar en la República Mexicana, aprobada por el Arrendador de manera razonable. En caso de que el Arrendatario deje de procurar y mantener la cobertura de seguros de conformidad con los párrafos anteriores, el Arrendador deberá de notificar por escrito al Arrendatario de dicha falta de mantener la cobertura de seguros y, si el Arrendatario no demuestra que tiene las coberturas dentro de los cinco (5) días hábiles siguientes después de la notificación, el Arrendador obtendrá las pólizas y el Arrendatario deberá reembolsar al Arrendador por dichos gastos adicionales dentro de los treinta (30) días siguientes al requerimiento por parte del Arrendador. En caso de no hacerlo, el Arrendatario pagará intereses moratorios al Arrendador a la tasa estipulada en la cláusula 7.4 anterior.

12.4. En el caso de perdida bajo cualesquiera de las pólizas consideradas en la presente, la indemnización pagada por la compañía de seguros deberá de ser exclusivamente para el beneficio del Arrendador. Además, en todas las pólizas de seguros se deberá establecer que ninguna modificación o cancelación a las pólizas surtirá sus efectos sin la previa notificación por escrito entregada al Arrendador en el domicilio estipulado en este contrato, siempre y cuando la modificación a las pólizas de seguro no haga ineficaz los seguros.

DECIMA TERCERA. PERDIDA Y DESTRUCCION.

A.- Total. En caso de que la totalidad o una parte considerable del Inmueble Arrendado sea dañado o destruido por incendio, acto de naturaleza o cualquier otra causa, que haga al Arrendatario imposible de continuar la operación de su negocio, el Arrendador,

dentro de un plazo máximo de dos semanas desde tal destrucción, determinará si el Inmueble Arrendado puede restaurarse dentro de un plazo de seis (6) meses y notificará al Arrendatario de dicha determinación. Si el Arrendador determina que el Inmueble Arrendado no puede restaurarse dentro del plazo de seis meses, tanto el Arrendador como el Arrendatario tendrán el derecho y opción de terminar este contrato de arrendamiento, notificando a la otra parte por aviso escrito. Si el Arrendador determina que el Inmueble Arrendado puede restaurarse dentro de dichos seis (6) meses, el Arrendador, a su propia costa, y con el alcance de los fondos otorgados al Arrendador por concepto de seguro, procederá diligentemente a reconstruir el Edificio y, en tal caso, el Arrendador aceptará a cambio de renta durante el período en que el Arrendatario haya estado substancialmente privada del uso del Inmueble Arrendado, el importe de seguro que sea pagadero conforme al seguro de interrupción de rentas establecido en la cláusula 12.1. (c) del presente contrato.

B. Parcial. En caso de daños parciales causados al Inmueble Arrendado, el Arrendador y el Arrendatario repararán dichos daños, cada parte reconstruyendo la porción de las mejoras que le corresponda bajo este Contrato; en el entendido de que, durante el período requerido para dichos trabajos de reparación de las Mejoras del Arrendador, la renta pagadera por virtud de este contrato por el Arrendatario será equitativamente prorrateada de acuerdo a la incidencia en el uso y posesión por parte del Arrendatario del Inmueble Arrendado, que haya sido ocasionada por dichos daños y reparaciones. El saldo para completar la renta normal pagadera será cubierto por el seguro de interrupción de rentas establecido el la Cláusula 12.1. (c) del presente contrato.

DECIMO CUARTA. AMBIENTAL:

14.1. El Arrendador garantiza al Arrendatario que el Inmueble Arrendado actualmente y hasta la entrega y aceptación por el Arrendatario se encuentra libre de cualquier responsabilidad ambiental, y que no tiene contaminación de suelo o de agua en el subsuelo, o cualquier otro tipo de contaminación que pudiera considerarse como una violación a la Ley General de Equilibrio Ecológico y Protección al Ambiente y su reglamento aplicable.

14.2. El Arrendatario acuerda indemnizar al Arrendador respecto a cualquier responsabilidad ambiental que pueda surgir por cualquier acto u omisión por parte del Arrendatario, sus empleados, representantes, agentes, invitados, contratistas y/o proveedores, los cuales se listan de manera enunciativa, mas no limitativa, durante el Término del Arrendamiento o cualquier renovación.

DECIMA QUINTA. ENTREGA:

15.1. EL Arrendatario deberá entregar la posesión del Inmueble Arrendado al Arrendador el último día de vigencia de este contrato sin demora y en

condiciones adecuadas para su uso inmediato sin mayor demérito que el producido por el uso normal del mismo y el transcurso del tiempo. Durante el mes anterior a la conclusión del Término del Arrendamiento, efectuarán una inspección conjunta del Inmueble Arrendado con el propósito de determinar la condición y estado del Inmueble Arrendado.

15.2. Todos los letreros, inscripciones, marquesinas y objetos análogos que hayan sido instalados por el Arrendatario deberán ser removidos a más tardar el día en que finalice el Término del Arrendamiento. El mobiliario y equipo instalado por el Arrendatario continuará siendo propiedad del Arrendatario y deberá ser removido por el Arrendatario previamente al día último del arrendamiento. El Arrendatario por su cuenta y cargo deberá reparar cualquier daño que se produzca por la instalación o remoción de las Mejoras del Arrendatario para restaurar el Inmueble Arrendado a su condición original, considerando el demérito producto del uso normal del mismo.

15.3. En caso de que el Arrendatario permanezca en posesión del Inmueble Arrendado después de finalizar el Término del Arrendamiento, el Arrendador tendrá derecho a recibir del Arrendatario renta por una cantidad equivalente a una y media veces la renta mensual en vigor durante el último mes del arrendamiento prorrateado por cada día que pueda transcurrir sin que el Arrendador reciba posesión del Inmueble Arrendado del Arrendatario. La renta será determinada diariamente de conformidad con el número de días transcurridos sin que le Arrendador reciba posesión del Inmueble Arrendado del Arrendatario.

DECIMA SEXTA. RETENCION:

El Arrendatario en este acto acuerda no retener o compensar los pagos de renta y, por lo tanto, entregará bajo los términos convenidos en este contrato, todos los pagos de renta a que tenga derecho el Arrendador, o cualquier otra cantidad adeudada por el Arrendatario en la forma y tiempo establecidos en el presente.

DECIMA SEPTIMA. ENTRADA AL INMUEBLE ARRENDADO POR EL ARRENDADOR:

17.1. El Arrendatario permitirá al Arrendador o a sus representantes autorizados la entrada al Inmueble Arrendado a cualquier hora razonable, previa notificación de 24 horas de anticipación, con el objeto de inspeccionar y realizar las reparaciones que sean necesarias al Inmueble Arrendado o que éstas correspondan según el contrato al Arrendador.

17.2. En el caso en que el Arrendatario decida no renovar este arrendamiento, el Arrendador tendrá el derecho de entrar al Inmueble Arrendado durante los últimos seis (6) meses del periodo de arrendamiento aplicable, en días y horas hábiles con el propósito de mostrar el Inmueble Arrendado a arrendatarios potenciales, mediante aviso dado con 48 (cuarenta y ocho) horas de anticipación al Arrendatario y sin que ello cause inconveniente para el Arrendatario.

DECIMO OCTAVA. REGLAMENTACIÓN Y ASOCIACIÓN DEL PARQUE:

18.1 El Arrendatario acuerda en obedecer todos los términos y condiciones contenidos en el Reglamento de Uso, Construcción y Mantenimiento de los Inmuebles Ubicados en el Parque Industrial El Florido, del cual se anexa una copia como **Anexo "G"**.

18.2 El Arrendatario deberá de pagar al Arrendador a la celebración de este contrato y en cada aniversario del presente una cuota de mantenimiento que actualmente es de $0.45 (cuarenta y cinco centavos) de dólar por metro cuadrado de superficie anualmente. Si dicha cuota no es pagada durante los primeros cinco (5) días de cada aniversario del presente, se convertirá en incumplimiento y se penalizará con un cargo del veinticinco por ciento (25%) hasta en tanto se ejecute el pago. Una vez formada la Asociación del Parque Industrial El Florido, Sección Colinas, las cuotas de mantenimiento se deberán de pagar directamente a la Asociación del parque de conformidad a lo aprobado por dicha Asociación.

DECIMO NOVENA. DEPOSITO:

En la fecha de firma del presente contrato el Arrendatario entregó como deposito al Arrendador la cantidad equivalente a dos (2) meses de renta, mismos que serán utilizados como garantía para cubrir cualquier daño originado del uso del Inmueble Arrendado durante el Termino del Arrendamiento y/o cualquier cantidad derivada del uso de servicios públicos. En el supuesto de que no existan daños o no se adeude nada a en relación a estos asuntos, el deposito será reembolsado al Arrendatario por el Arrendador a la entrega del Inmueble Arrendado por el Arrendatario. El Arrendatario reconoce que este depósito no generará intereses.

VIGESIMA. GARANTIA

Simultáneamente a la celebración del presente contrato, el Arrendatario deberá obtener y entregar a plena satisfacción del Arrendador una Garantía Absoluta de Arrendamiento otorgada por Pall Corporation en relación al cumplimiento de las obligaciones del

Arrendatario bajo este contrato y conforme a los términos y condiciones establecidos en el formato del **Anexo "F"**.

VIGESIMA PRIMERA. CAUSAS DE RESCISION:

21.1 El Arrendador tiene derecho a rescindir este contrato mediante notificación entregada por escrito al Arrendatario entregada en el Inmueble Arrendado en los siguientes casos:

a) la falta de pago por el Arrendatario de dos o más meses consecutivos de renta o la falta de pago de los intereses moratorios causados por el retraso en el pago de dichas rentas;

b) la omisión en realizar las reparaciones a su cargo o en dar mantenimiento al Inmueble Arrendado por el Arrendatario;

c) el incumplimiento del Arrendatario en obtener las pólizas de seguro contempladas en este contrato;

d) el incumplimiento del Arrendatario en dar las garantías contempladas en la cláusula vigésima de este contrato;

e) el destinar el Arrendatario el Inmueble Arrendado, total o parcialmente, para otro uso distinto del autorizado en este contrato, o violar las disposiciones en materia ambiental;

f) la cesión de este contrato o el subarrendamiento del Inmueble Arrendado sin contar con la autorización previa y por escrito del Arrendador;

g) el abandono o desalojo del Inmueble Arrendado. Para los efectos del presente, el Arrendador considerará el Inmueble Arrendado abandonado cuando el Arrendatario deje de llevar a cabo operaciones, despida a todos sus empleados y deje de realizar el pago de la renta por dos o mas meses;

h) la presentación de una solicitud voluntaria de quiebra por el Arrendatario o el registro de una solicitud involuntaria hecha por acreedores del Arrendatario, y que dicha petición permanezca sin subsanarse por un periodo de noventa (90) días naturales;

i) el incumplimiento por el Arrendatario de cumplir con todas y cada una de la leyes y reglamentos aplicables de cualquier dependencia ambiental del gobierno mexicano, según determinen las autoridades ambientales correspondientes en relación al desarrollo de sus actividades en su uso u operación de cualesquier equipo por el Arrendatario que pueda ser

considerado como contaminante por tales dependencias, y el incumplimiento respecto a cualesquier recomendaciones emitidas por dicha autoridades.

21.2. Además de lo anterior, cada una de las siguientes faltas que cometa el Garante serán consideradas incumplimiento por parte del Arrendatario:

a) una cesión general por el Garante en beneficio de acreedores;

b) la presentación de una solicitud voluntaria de quiebra por el Garante o el registro de una solicitud involuntaria hecha por acreedores del Garante, y que dicha petición permanezca sin subsanarse por un periodo de noventa (90) días;

c) la designación de un interventor que tome posesión substancial de los activos del Garante, y que dicha designación permanezca sin subsanarse por un periodo de noventa (90) días naturales;

d) el embargo, ejecución u otra confiscación judicial de sustancialmente todos los activos del Garante, cuando dicho embargo, ejecución u otra confiscación permanezca sin subsanar por un periodo de noventa (90) días después de aplicarse la misma.

VIGESIMA SEGUNDA. NOTIFICACIONES:

22.1. El Arrendador y el Arrendatario convienen en que el domicilio convencional para el cumplimiento de todas las obligaciones derivadas de este contrato incluso el emplazamiento en caso de juicio será para el Arrendador el ubicado en Paseo de los Héroes 9188, quinto piso, Zona Río, Tijuana, B.C. México (a menos que sea indicado por escrito otro domicilio por el Arrendador) y para el Arrendatario el ubicado en Blvd. Agua Caliente 10440 Centro Comercial Barranquitas, Local 1 y 2, Colonia Revolucion, Tijuana, B.C. Codigo Postal 22400.

22.2. Dichas notificaciones deberán ser por escrito y serán entregadas personalmente al representante legal de la parte a notificarse o emitidas por correo certificado con acuse de recibo a los domicilios mencionados en el párrafo anterior.

VIGESIMA TERCERA. TOTALIDAD DEL CONTRATO:

23.1 Este arrendamiento y sus anexos contienen todos los acuerdos y condiciones que imperan entre las partes; en consecuencia, las partes reconocen que a la firma de este arrendamiento es el único documento válido y todos los acuerdos previos o documentos anteriores, se considerarán nulos y sin ningún efecto legal.

23.2 Si cualquier término, acuerdo, condición o cláusula de este arrendamiento o su aplicación hacia cualquier persona o circunstancia se declara como nula, inválida o inexigible por un tribunal competente, las restantes cláusulas, acuerdos y condiciones permanecerán en vigor. Todos los anexos a que se refiere este arrendamiento se consideran como parte integral del mismo para todos sus efectos legales.

VIGESIMA CUARTA. MODIFICACIONES:

Este arrendamiento no podrá ser modificado en forma oral ni en ninguna otra forma que no sea por medio de convenio escrito debidamente firmado por los representantes de las partes.

VIGESIMA QUINTA. ANEXOS:

Los documentos que se agregan a este arrendamiento como anexos forman parte integrante del mismo como si se insertasen a la letra, por lo que cualquier interpretación del contrato se hará conjuntamente con el contenido de los anexos.

VIGESIMA SEXTA. DISPOSICIONES VARIAS:

26.1. En caso de que cualquiera de las partes ejerciten cualquier acción en contra de la otra para proteger ciertos derechos bajo este contrato, dicho incumplimiento no será interpretado como una renuncia a cualquier derecho derivado de este mismo contrato.

26.2. Este contrato solamente podrá ser modificado por acuerdo escrito firmado por los representantes autorizados de las partes y determinando la fecha en que deba surtir efectos la modificación.

26.3. En caso de que cualquier parte ejercite una acción en contra de la otra para demandar el cumplimiento de este contrato, la parte que obtenga resolución favorable tendrá derecho a los gastos de honorarios de manera razonable, incluyendo los honorarios del abogado.

26.4. Las partes convienen que este contrato será regido por las leyes del Estado de Baja California y para todo lo concerniente a la interpretación y cumplimiento de este contrato, las partes se someten expresamente a la jurisdicción de los Tribunales de la ciudad de Tijuana, Baja California, México, renunciando a cualquier otra jurisdicción que pudiera corresponderles por razón de su domicilio presente o futuro o por cualquier otra causa.

26.5. Este contrato se celebra en dos versiones, una en el idioma Inglés y la otra en el idioma español. Las partes convienen que para efectos de interpretación o en caso de cualquier conflicto, la versión en español prevalecerá.

EN TESTIMONIO DE LO CUAL, las partes celebran este contrato en la Ciudad de Tijuana, Baja California, México el día 21 de febrero del 2000.

"EL ARRENDADOR"
BANCO BILBAO VIZCAYA-MEXICO, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, EN SU CALIDAD DE FIDUCIARIO DEL FIDEICOMISO SUBMETROPOLI DE TIJUANA, por;

SERGIO TORRES RODRIGUEZ

BERTHA LETICIA DEL RIO MARTINEZ

EL FLORIDO CALIFORNIA, S.A. DE C.V. EN SU CALIDAD DE FIDEICOMISARIO DEL FIDEICOMISO SUBMETROPOLI DE TIJUANA" por;

GEORGINA SERRANO DE ROMERO

JOSE LUIS NORIEGA BALCARCEL

"EL ARRENDATARIO"
ENSATEC, S.A. DE C.V. por;

SR. C.P. JOSÉ DE JESUS CALLEROS

TESTIGOS

Nombre:

Nombre:

F:\Apl\Clientes\El Florido\Pall Medica\arrendbuild.doc